Second Quarter 2025 Earnings Conference Call July 30, 2025 Louis J. Torchio T.K. Creal President and Chief Executive Officer Chief Credit Officer Douglas M. Schosser Michael D. Perry Chief Financial Officer Corporate Development & Strategy Investor Relations Sean P. Morrow Treasurer

Forward-looking Statements and Additional Information The information contained in this presentation may contain forward-looking statements. When used or incorporated by reference in disclosure documents, the words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are intended to identify forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward- looking statements include but are not limited to: statements of our goals, intentions and expectations; statements regarding our financial condition and results of operations, including statements related to our earnings outlook; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward- looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to the following: the possibility that any of the anticipated benefits of the merger with Penns Woods will not be realized or will not be realized within the expected time period; inflation and changes in the interest rate environment that reduce our margins, our loan origination, or the fair value of financial instruments; changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs generally; changes in laws, government regulations or supervision, examination and enforcement priorities affecting financial institutions, including as part of the regulatory reform agenda of the Trump administration, as well as changes in regulatory fees and capital requirements; changes in federal, state, or local tax laws and tax rates; general economic conditions, either nationally or in our market areas, that are different than expected, including inflationary or recessionary pressures or those related to changes in monetary, fiscal, regulatory and tariff policies of the U.S. government, including policies of the U.S. Department of Treasury and Board of Governors of the Federal Reserve System; adverse changes in the securities and credit markets; instability or breakdown in the financial services sector, including failures or rumors of failures of other depository institutions, along with actions taken by governmental agencies to address such turmoil; cyber-security concerns, including an interruption or breach in the security of our website or other information systems; technological changes that may be more difficult or expensive than expected; changes in liquidity, including the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; the ability of third-party providers to perform their obligations to us; competition among depository and other financial institutions, including with respect to deposit gathering, service charges and fees; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to manage our internal growth and our ability to successfully integrate acquired entities, businesses or branch offices; changes in consumer spending, borrowing and savings habits; our ability to continue to increase and manage our commercial and personal loans; possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises; changes in the value of our goodwill or other intangible assets; the impact of the economy on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities; our ability to receive regulatory approvals for proposed transactions or new lines of business; the effects of any federal government shutdown or the inability of the federal government to manage debt limits; changes in the financial performance and/or condition of our borrowers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board (“FASB”) and other accounting standard setters; changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses; our ability to access cost-effective funding; the effect of global or national war, conflict, or terrorism; our ability to manage market risk, credit risk and operational risk; the disruption to local, regional, national and global economic activity caused by infectious disease outbreaks, and the significant impact that any such outbreaks may have on our growth, operations and earnings; the effects of natural disasters and extreme weather events; changes in our ability to continue to pay dividends, either at current rates or at all; our ability to retain key employees; and our compensation expense associated with equity allocated or awarded to our employees. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These and other risk factors are more fully described in this presentation and in the Northwest Bancshares, Inc. (the “Company”) Annual Report on Form 10-K for the year ended December 31, 2024 under the section entitled "Item 1A - Risk Factors," and from time to time in other filings made by the Company with the SEC. These forward-looking statements speak only at the date of the presentation. The Company expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in the Company’s expectations with regard to any change in events, conditions or circumstances on which any such statement is based. Use of Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period-to-period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. See the end of this presentation for reconciliations of non- GAAP financial measures to the most directly comparable GAAP measures where applicable. 2

FOUNDED 1896 TOTAL ASSETS $14.5B TOTAL DEPOSITS $12.2B TOTAL LOANS $11.3B FINANCIAL CENTERS 131 ROA 0.93% ROE 8.26% NIM* 3.56% Northwest Bancshares At-A-Glance Diluted EPS $0.26 For the quarter ended June 30, 2025 Diluted EPS $0.30 * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. (non-GAAP)* 3

TOTAL ASSETS(1) $16.8B TOTAL DEPOSITS(1) $13.9B TOTAL LOANS(1) $13.2B FOUNDED 1896 FINANCIAL CENTERS 151 Post Merger Metrics At-A-Glance July 28, 2025 4(1) Data for quarter ended June 30, 2025

Penns Woods Acquisition Update

Merger Update

- Successfully closed merger on 7/25/25 and completed customer and data conversion over the weekend of July 26th and 27th
- All Penns Woods financial centers rebranded and now operate under the Northwest Bank name
- All personnel, technology and operations decisions made and communicated to ensure best positioning for customer retention and for future growth

Category	Expectations at Announcement	Actual Results and Updated Expectations at Closing
Closing Date	3Q 2025	7/25/2025
NWBI Stock Price	$14.44	$12.63
Equity Consideration Paid	$260.2MM	$230.2MM
TBV Dilution [GAAP]	-9.0%	Accretive
TBV Earn-back	2.9 Years	Accretive
2026 EPS Accretion(1)	23.4%	On Target
Loan Marks	$122.7MM(2)	Lower Interest Rate Mark
Core Deposit Intangibles	$44.0MM	On Target
2026 Cost Savings	$13MM(3) (40% of PWOD NIE)	On Target
Pre-tax One-Time Merger Charge (non-capitalized)	$36.2MM	On Target
TCE/TA	7.6%	Accretive

(1). Assumed transaction closed on July 1, 2025, cost savings are 75% phased-in during the first full year of operations and excluded a one-time deal cost
(2). Includes gross loan credit mark and interest rate mark
(3). Cost savings assumed to be 75% realized in 2026, 100% thereafter

Disciplined but Opportunistic Growth


NWBI Assets
Acquired Assets
$ Billions
2015
$1.2
$7.7
LORAIN NATIONAL BANK
2016
$1.6
$8.1
KeyCorp
(18 Branches)
2019
$0.6
$9.9
DONEGAL GROUP INC.
2020
$2.1
$11.7
MutualFirst Financial Inc.
2Q 2025
$2.3
$14.5

Stronger together.

PWB + Northwest Bank

Northwest Bancshares, Inc.

5

Funding Cost 2Q 2025 Highlights: Balance Sheet Management Revenue Growth Credit Cost $14.5B Q2 Total Assets $150MM Q2 Total Revenue 1.55% Q2 Cost of Deposits 0.18% Q2 Annualized Net Charge-offs to Average Loans +19% YOY Commercial C&I Loan Growth +53.5% YOY Revenue Growth 2.09% Q2 Cost of Funds 1.14% Q2 Allowance for Credit Losses Coverage Delivered strong progress on balance mix shift, with C&I momentum continuing Higher average loan yields and reduced deposit costs drove strong revenue growth and NIM performance Cost of deposits and cost of funds improved for the 4th consecutive quarter Credit losses continued to perform below normalized levels with increased ACL coverage 6

2Q 2025 Highlights:

- Loans grew $72 million QoQ with a continued focus on re-mixing the portfolio and profitable growth
- Net interest margin improved to 3.56% from 3.48% last quarter after adjusting for a 39 bps interest recovery benefit in 1Q25
- Noninterest income increased by $2.6 million or 9.1% QoQ driven by an increase in other operating income
- Revenue increased 53.5% YoY as 2Q24 included a $39.4 million loss on securities portfolio restructuring

	2Q25	QoQ Δ	YOY Δ
EPS	$.26	-$.08	$.22
EPS Adj.*	$.30	-$.05	$.03
Net Interest Income	$119.4	-6.6%	11.8%
Noninterest Income	$30.9	9.1%	NA*(1)
Revenue	$150.4	-3.7%	53.5%
Noninterest Expense	$97.5	6.3%	5.5%
Pre-Tax Pre-Provision Net Revenue* As Adjusted(2)	$59.1	-9.9%	26.0%
Provision for Credit Losses	$11.5	38.8%	428.2%
CET1 Ratio**	12.8%	-10 Bps	-34 Bps
Efficiency Ratio*	60.42%	272 Bps	-499 Bps
ROTCE*	10.78%	-351 Bps	913 Bps
Tangible Book Value per Common Share*	$9.85	1.0%	7.1%

(1) NA- 2Q24 included a $39.4MM loss on securities portfolio restructuring

(2) As Adjusted- 2Q25 adjusted for merger and restructuring costs. 2Q24 adjusted for $39.4MM loss on securities portfolio restructuring and merger and restructuring cost

* Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

** 2Q25 CET1 figures are estimated

Northwest Bancshares, Inc.

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$6.6 $6.4 $6.3 $6.2 $6.3 $4.8 $4.8 $4.9 $4.9 $4.9 5.47% 5.57% 5.56% 6.00% 5.55% 4.30% 4.80% 5.30% 5.80% 6.30% 6.80% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2Q24 3Q24 4Q24 1Q25 2Q25 Personal Banking Loans Commercial Banking Loans Loan Yield 11,177 (64) 6 125 (43) 49 11,249 1Q25 Residential Home Equity Consumer CRE Commercial 2Q25 10,700 10,800 10,900 11,000 11,100 11,200 11,300 11,400 11,500 Loan Balances 2Q25 vs. 1Q25 2Q25 vs. 2Q24 Average balances ($ Millions) 2Q25 Change $ Change % Change $ Change % Residential mortgage 3,091 -64 -2.0% -251 -7.5% Home equity 1,146 6 0.5% -38 -3.2% Consumer 2,073 125 6.4% 25 1.2% Commercial real estate 2,837 -43 -1.5% -187 -6.2% Commercial 2,102 49 2.4% 332 18.7% Total Loans 11,249 72 0.6% -120 -1.1% • Average loans grew $72 million QoQ with portfolio mix continuing to shift more towards commercial • Loan yields continue to be stable in 2Q25 at 5.55% • Average commercial loans increased $49 million compared to 1Q25, or 2.4% and $332 million compared to 2Q24, or 18.7% • Commercial C&I growth funded through declines in residential mortgage and commercial real estate portfolios, down 2.0% and 1.5% $ M ill io ns $ B ill io ns Summary Comments Change in Loan MixLoan Mix Change Combined Loan Average Balances 8

12,088 23 17 38 18 12,154 (30) 1Q25 Demand Int-bearing demand Money Market Savings Time 2Q25 11,700 11,800 11,900 12,000 12,100 12,200 12,300 Deposit Balances 2Q25 vs. 1Q25 2Q25 vs. 2Q24 Average balances ($ Millions) 2Q25 Change $ Change % Change $ Change % Demand 2,612 23 0.9% 16 0.6% Interest-bearing Demand 2,610 17 0.7% 54 2.1% Money Market 2,121 38 1.8% 163 8.3% Savings 2,212 18 0.8% 68 3.2% Time 2,599 -30 -1.1% -234 -8.3% Total Deposits 12,154 66 0.5% 67 0.6% • Deposit balances remained strong as average total deposits grew $66 million QoQ versus 1Q25 • Customer (non-brokered) average deposits increased $107 million QoQ, while brokered deposits decreased $41 million QoQ • Cost of deposits decreased 4 bps QoQ benefiting from a decline in brokered CDs and through proactive management of overall portfolio $ M ill io ns $ M ill io ns Summary Comments Change in Deposit Mix Deposit Mix Change Deposit Growth and Cost of Deposits 7,296 7,299 7,376 7,376 7,434 4,791 4,798 4,652 4,712 4,720 12,086 12,097 12,028 12,088 12,154 1.76% 1.78% 1.68% 1.59% 1.55% -0.30% 0.20% 0.70% 1.20% 1.70% 2.20% 2.70% 3.20% 3.70% 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 2Q24 3Q24 4Q24 1Q25 2Q25 Demand and Savings Time and Money Market Cost of Deposits 9

107.7 112.2 115.0 128.7 120.3 3.20% 3.33% 3.42% 3.87% 3.56% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 2Q24 3Q24 4Q24 1Q25 2Q25 Net Intererst Income FTE* NIM (FTE)* 9,491 9,517 9,441 9,499 9,542 567 465 467 469 453 2.40% 2.39% 2.27% 2.15% 2.09% -0.10% 0.90% 1.90% 2.90% 3.90% 4.90% 5.90% 6.90% 8,000 8,500 9,000 9,500 10,000 10,500 2Q24 3Q24 4Q24 1Q25 1Q25 Interest Bearing Deposits Borrowings Cost of Funds 387 (39) 3 1 1 3 356 1Q25 Interest Recovery Loans Investments Borrowings Deposits 2Q25 Net Interest Income (FTE) and NIM (FTE) Trends Net Interest Margin • Net interest income increased 4.1% with NIM expanding to 3.56% from 3.48% in the previous quarter after adjusting for the benefit of an interest recovery on a non-accrual commercial loan payoff in 1Q25 • Securities portfolio yields continue to increase as we continue to reinvest cash flow at higher yields than the current portfolio • Total cost of funds decreased 6 bps as we have proactively lowered rate offerings ahead of anticipated Fed rate cuts • NIM increased 8 bps from 3.48% in 1Q25 to 3.56% in 2Q25 after adjusting for the benefit of a non-accrual interest recovery in 1Q25 $ M ill io ns Summary Comments Drivers of Net Interest Margin (FTE) Change Net Interest Income FTE* ($MM) Cost of Funds B ps $129 $1 $0 $0 $120 * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. ($13) $3 $ M ill io ns 10

Earning Asset & Funding Mix

Earning Asset Mix

Ending balances ($ Millions)	2Q25	Total %	Fixed %	Floating %	Periodic %
Securities	1,914	14%	96%	0%	4%
Residential mortgage	3,052	23%	97%	2%	1%
Home equity	1,158	9%	62%	38%	0%
Consumer	2,211	17%	97%	3%	0%
Commercial real estate	2,782	21%	21%	51%	29%
Commercial	2,138	16%	27%	71%	2%
Total	**13,255**	**100%**	**67%**	**26%**	**7%**

- Growth in commercial loans continues to gradually increase floating % of total earning assets
- Consumer loans are fixed but with shorter duration (vehicle loans)

Funding Mix

Ending balances ($ Millions)	2Q25	Total %	< 1 Year *	> 1 Year *
Demand	2,643	21%	100%	0%
Interest-bearing demand	2,623	21%	100%	0%
Money market	2,153	17%	100%	0%
Savings	2,212	17%	99%	1%
Time	2,571	20%	95%	5%
Borrowings	443	4%	60%	40%
Total	**12,644**	**100%**	**97%**	**3%**

**Interest rate reset period*

- Granular diversified deposit book, average balance of $18,000
- Customer deposits consist of over 670,000 accounts with an average tenure of 12 years
- Time deposits have very short duration, allowing for benefit from lower rates to impact net interest expense

Northwest Bancshares, Inc.
11

2,041 (1) (1) - 1 21 2,061 1Q25 Treasury Agency CMO Municipal Corporate Agency MBS 2Q25 2,000 2,010 2,020 2,030 2,040 2,050 2,060 2,070 HTM, 35% AFS, 65% Municipal, 3% Treasury/Agency, 8% Corporate, 2% Agency MBS, 19% Agency CMO, 68% Securities Portfolio • Securities portfolio yield continues to increase as we reinvest cash flow at higher yields than the runoff portfolio • Securities portfolio yield increased 8 bps to 2.72% in the quarter • Portfolio effective duration is 5.0 years • 35% of portfolio is HTM to protect capital Summary Comments 2.72% 2.64% Securities Book Yield Securities Portfolio QoQ change Securities Portfolio $ M ill io ns Amortized Cost Securities Classification 12

(8.9) 27.8 40.1 28.4 30.9 30.6 27.8 40.1 28.4 30.9 (15.0) (5.0) 5.0 15.0 25.0 35.0 45.0 2Q24 3Q24 4Q24 1Q25 2Q25 Total Non-interest Income Total Non-interest Income - adjusted* Noninterest Income • Noninterest income increased $2.6 million QoQ, driven by an increase in other operating income primarily from a gain on equity method investments and from growth in service charges and fees • Noninterest income increased $40 million YoY, driven by a $39 million loss on securities from the portfolio restructuring in 2Q24 Summary Comments Noninterest Income Trend $ M ill io ns$ in thousands 2Q25 vs. 1Q25 2Q25 vs. 2Q24 Non-interest Income 2Q25 Change $ Change % Change $ Change % Service charges and fees 15,797 810 5.4% 270 1.7% Trust and other financial services 7,948 38 0.5% 382 5.0% Other operating income 3,620 1,511 71.6`% 365 11.2% Gain on sale SBA loans 819 -419 -33.8% -638 -43.8% Bank-owned life insurance 1,421 90 6.8% 50 3.6% Mortgage banking income 1,075 379 54.5% 174 19.3% Gain on real estate owned, net 258 174 207.1% -229 -47.0 Gain / (Loss) on Sale Investments 0 0 0 39,413 (NM) Total Non-interest Income 30,938 2,583 9.1% 39,787 NA * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 13

53.5 56.2 53.2 54.5 55.2 37.0 34.5 39.3 36.1 36.1 1.9 0.0 2.9 1.1 6.2 92.4 90.8 95.3 91.7 97.5 65.4% 64.8% 59.6% 57.7% 60.4% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% 140.0% 160.0% 180.0% 200.0% - 20.0 40.0 60.0 80.0 100.0 120.0 2Q24 3Q24 4Q24 1Q25 2Q25 Personnel Non-personnel Restructuring Adj. Efficiency Ratio* Noninterest Expense • Professional services increased by $1.2 million vs 1Q25 and merger and restructuring expenses increased by $5.1 million vs 2Q24 due to preparation for the closing and conversion of the Penns Woods merger; offset by processing and occupancy expenses which were lower • Cumulative M&A expenses through 2Q25 were $6.8 million which is 19% of the expected $36.2 million of M&A expense charges from the Penns Woods merger Summary Comments Expense Mix and Efficiency Trend $ M ill io ns * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. $ in thousands 2Q25 vs. 1Q25 2Q25 vs 2Q24 Non-interest Expense 2Q25 Change $ Change % Change $ Change % Compensation and employee benefits 55,213 673 1.2% 1,682 3.1% Processing expenses 12,973 -1,017 -7.3% -1,722 -11.7% Premises and occupancy costs 7,122 -1,278 -15.2% -342 -4.6% Office operations 2,910 -67 -2.3% -909 -23.8% Professional services 3,990 1,234 44.8% 262 7.0% Federal deposit insurance premiums 2,296 -32 -1.4% -569 -19.9% Marketing expenses 3,018 1,138 60.5% 608 25.2% Merger, asset disposition and restructuring expense 6,244 5,121 456.0% 4,329 226.1% Other 3,774 31 0.8% 1,781 89.4% Total Non-interest Expense 97,540 5,803 6.3% 5,120 5.5% 2Q24 3Q24 4Q24 1Q25 2Q25 Efficiency Ratio 94.3% 65.2% 61.8% 58.7% 64.9% Adj. Efficiency Ratio* 65.4% 64.8% 59.6% 57.7% 60.4% 14

122.8 (5.1) 11.5 129.2 1Q25 Net Charge-offs Provisions 2Q25 2.2 5.7 15.5 8.3 11.5 0.87% 0.08% 0.18% 0.07% 0.18% 0.35% -0.70% -0.20% 0.30% 0.80% 1.30% 0 2 4 6 8 10 12 14 16 18 2Q24 3Q24 4Q24 1Q25 2Q25 Provision for Credit Losses - Loans Net Charge-offs to Average Loans *Adj. for Net Charge-offs (Sold Loans) 11,345 11,295 11,180 11,216 11,342 1.10% 1.11% 1.04% 1.09% 1.14% 1.00% 1.10% 1.20% 1.30% 1.40% 11,000 11,100 11,200 11,300 11,400 11,500 11,600 2Q24 3Q24 4Q24 1Q25 2Q25 Loan Balances Allowance to Loans Allowance for Credit Losses $ M ill io ns • Overall ACL coverage at 1.14% is up slightly from 1Q25, with provision expense of $11.5 million, due to downgrades and individual assessments within the commercial portfolio, offset by changes within macroeconomic forecasts • Annualized net charge-offs of 18 bps for the quarter came in below normalized rates and are in-line with recent performance after the 4Q24 write-downs of loans sold and transferred to held- for-sale Summary Comments Allowance Quarter-over-Quarter Change Total Loans and Allowance $ M ill io ns Net Charge-offs and Provision $ M ill io ns * Adjusted net charge-offs of 0.35% excludes charges-offs of $15 million related to the transfer of sale of loans to held for sale. 15

$11.4 $11.3 $11.2 $11.2 $11.3 0.92% 0.69% 0.70% 0.67% 0.91% $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 2Q24 3Q24 4Q24 1Q25 2Q25 Loans+OREO NPA/(Loans+OREO) 68.3 79.0 100.0 112.1 117.6 0.59% 0.70% 0.90% 1.00% 1.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 2Q24 3Q24 4Q24 1Q25 2Q25 Delinquent Loans Delinquency Percentage Credit Quality $ M ill io ns Summary Comments 30 Day Plus Loan Delinquency $ B ill io ns • Total delinquency remained stable at 1.00% QoQ • 2Q25 increase in classified loans was primarily driven by the healthcare portfolio, a few larger C&I loans and construction loan portfolio • Nonperforming assets increased $27.4 million QoQ, with NPAs / total assets increasing from 0.52% in 1Q25 to 0.71% in 2Q25 Nonperforming Assets / (Loans + OREO) 16

256.8 319.9 272.3 279.1 518.2 2.26% 2.83% 2.44% 2.49% 4.57% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% - 100.0 200.0 300.0 400.0 500.0 600.0 2Q24 3Q24 4Q24 1Q25 2Q25 Classified Loans Classified Loans to Total Loans Credit Quality Breakdown $ M ill io ns Change in Classified Loans QoQ $ M ill io ns • 2Q25 increase in classified loans is a result of three primary items: oReturn of remaining LTHC portfolio to held for investment of $61MM (5 borrowers) and one new material downgrade for $17MM oConstruction projects with lease up rates lower than projected due to softening of multifamily market in Columbus (2 projects) and Philadelphia (1 project) oA few larger C&I borrowers whose performance deteriorated Summary Comments Classified Loans 279.1 79.2 58.6 52.7 48.6 518.2 1Q25 LTHC CNST C&I Other 2Q25 Classified Loan by Collateral Type 17 Retail Building 4.6% Other Non RE Collateral 16.6% 5 or More Unit Dwelling 9.8% Commercial Office Building 5.8% Nursing Home 24.7% Student Housing 4.4% All Others ~20 other property types 34.0% $518M 4.6% of Total Loan Outstandings

Real Estate and Rental and Leasing 32.2% Health Care and Social Assistance 9.8% Manufacturing 11.0% Construction 5.7% Transportation and Warehousing 5.1% All Others ~16 other industries 36.3% Summary Comments 5 or More Unit Dwelling, 13.8% Retail Building, 13.2% Commercial Office Building - NOO, 9.9% Nursing Home, 11.3% Manufacturing & Industrial Building, 6.6% All Others ~30 other property types, 45.1% Commercial Loan Distribution and CRE Concentration $2.8B 25% of Total Loan Outstandings Total Loan Outstandings by Property Type 18 Construction & Land Development Portfolio 591 511 487 437 401390 323 283 259 278 $- $100 $200 $300 $400 $500 $600 $700 2Q24 3Q24 4Q24 1Q25 2Q25 Commitment Outstanding $ M ill io ns • Diverse portfolio has allowed Northwest to avoid material industry issues; immaterial large metro office or rent controlled multi-family concentrations • Maturity and interest rate rollover risk is not significant • Regulatory CRE concentration 152% of target Tier 1 + ACL (Estimated) Nursing Home Quarterly Change • Outstandings increased to $321 million with return of $61 million in HFS loans • Classified outstandings increased from 19% to 23% of the portfolio • WARR of portfolio increased from 4.15% 1Q25 to 4.78% 2Q25, the peak was 4.81% in 3Q23 • Market appetite exists from an M&A perspective and operator upgrades providing exit options Commercial Commitments By Industry $6.4B 47% of Total Loan Commitments

2025 Outlook Northwest Standalone for 3Q25 and 4Q25 Net Interest Income & NIM: Maintain a 350 Bps margin and a stable NII Noninterest Income: Expected to be $30MM per quarter Noninterest Expense: Expected to be $93MM to $95MM per quarter Tax Rate: Remaining flat to 2024 tax rate Net charge-offs: NCOs at $9MM - $11MM per quarter with full year NCOs/ Average Loans below 25 – 35 bps range Expected 4Q25 Incremental Impact from PWOD Acquisition Net Interest Income: +$20MM Noninterest income: +$2MM Noninterest Expenses: +$10MM 19

Non-GAAP Reconciliation * Dollars in thousands, except per share amounts Quarter ended Six months ended June 30, June 30, 2025 March 31, 2025 June 30, 2024 2025 2024 Reconciliation of net income to adjusted net income: Net income (GAAP) $ 33,675 43,458 4,747 77,133 33,910 Non-GAAP adjustments Add: merger, asset disposition and restructuring expense 6,244 1,123 1,915 7,367 2,870 Add: loss on the sale of investments — — 39,413 — 39,413 Less: tax benefit of non-GAAP adjustments (1,748) (314) (11,572) (2,063) (11,839) Adjusted net income (non-GAAP) $ 38,171 44,267 34,503 82,437 64,354 Diluted earnings per share (GAAP) $ 0.26 0.34 0.04 0.60 0.27 Diluted adjusted earnings per share (non-GAAP) $ 0.30 0.35 0.27 0.64 0.51 Average equity $ 1,635,966 1,616,611 1,541,434 1,626,342 1,545,651 Average assets 14,468,197 14,402,483 14,458,592 14,435,522 14,433,602 Annualized return on average equity (GAAP) 8.26% 10.90% 1.24% 9.56% 4.41 % Annualized return on average assets (GAAP) 0.93% 1.22% 0.13% 1.08% 0.47 % Annualized return on average equity, excluding merger, asset disposition and restructuring expense and loss on the sale of investments, net of tax (non-GAAP) 9.36% 11.11% 9.00% 10.22% 8.37 % Annualized return on average assets, excluding merger, asset disposition and restructuring expense and loss on sale of investments, net of tax (non-GAAP) 1.06% 1.25% 0.96% 1.15% 0.90% 20

Non-GAAP Reconciliation * Dollars in thousands, except per share amounts 21 June 30, 2025 March 31, 2025 June 30, 2024 Tangible common equity to assets Total shareholders’ equity $ 1,642,068 1,628,955 1,556,598 Less: goodwill and intangible assets (382,894) (383,331) (384,951) Tangible common equity $ 1,259,174 1,245,624 1,171,647 Total assets $ 14,485,107 14,453,727 14,385,553 Less: goodwill and intangible assets (382,894) (383,331) (384,951) Tangible assets $ 14,102,213 14,070,396 14,000,602 Tangible common equity to tangible assets 8.93% 8.85% 8.37 % Tangible book value per share Tangible common equity $ 1,259,174 1,245,624 1,171,647 Common shares outstanding 127,842,403 127,736,303 127,307,997 Tangible book value per share 9.85 9.75 9.20 Noninterest income - adjusted Noninterest income $ 30,938 28,355 (8,849) Add: loss on sale of investments 0 0 39,413 Noninterest income - adjusted $ 30,938 28,355 30,564 Per-tax pre-provision net revenue Net interest income $ 119,444 127,818 106,841 Noninterest income - adjusted 30,938 28,355 30,564 Noninterest expense (97,540) (91,737) (92,420) Add back: asset disposition and restructuring expense 6,244 1,123 1,915 Per-tax pre-provision net revenue $ 59,086 65,559 40,900

Non-GAAP Reconciliation – Continued * Dollars in thousands, except per share amounts Quarter ended June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 Annualized return on average tangible common equity Net income $ 33,675 43,458 32,750 33,618 Average shareholders’ equity 1,635,966 1,616,611 1,589,228 1,572,897 Less: average goodwill and intangible assets (383,152) (383,649) (384,178) (384,730) Average tangible common equity $ 1,252,814 1,232,962 1,205,050 1,188,167 Annualized return on average tangible common equity 10.78% 14.29% 10.81% 11.26 % Efficiency ratio, excluding loss on the sale of investments, amortization and merger, asset disposition and restructuring expenses Non-interest expense $ 97,540 91,737 95,326 90,767 Less: amortization expense (436) (504) (526) (590) Less: merger, asset disposition and restructuring expenses (6,244) (1,123) (2,850) (43) Non-interest expense, excluding amortization and merger, assets disposition and restructuring expenses $ 90,860 90,110 91,950 90,134 Net interest income $ 119,444 127,818 114,197 111,302 Non-interest income 30,938 28,355 40,063 27,833 Add: loss on the sale of investments — — — — Net interest income plus non-interest income, excluding loss on sale of investments $ 150,382 156,173 154,260 139,135 Efficiency ratio, excluding loss on sale of investments, amortization and merger, asset disposition and restructuring expenses 60.42% 57.70% 59.61% 64.78 % Net interest income fully tax equivalent (FTE) Net interest income $ 119,444 127,818 114,197 111,302 Tax equivalent adjustment 878 866 851 914 Net interest income, (FTE) $ 120,322 128,684 115,048 112,216 22